UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: October 6, 2006
              (Date of earliest event reported): (October 6, 2006)


                                  Revlon, Inc.
             (Exact name of Registrant as specified in its Charter)


          Delaware                      1-11178                   13-3662955
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(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

              237 Park Avenue
            New York, New York                                      10017
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(Address of principal executive offices)                         (Zip code)

                                 (212) 527-4000
                                 --------------
              (Registrant's telephone number, including area code)

                                      None
                                      ----
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

See Item 1.02 below, which is incorporated by reference into this Item 1.01.


Item 1.02       Termination of Material Definitive Agreement.

As part of the organizational realignment and restructuring described in the Company's Current Report on Form 8-K filed with the SEC on September 25, 2006, on October 6, 2006, Revlon Consumer Products Corporation ("RCPC"), the wholly owned operating subsidiary of Revlon, Inc. ("Revlon" and together with RCPC, the "Company"), and Mr. Thomas E. McGuire, the Company's former Executive Vice President and President of Revlon International, terminated Mr. McGuire's employment agreement, as amended, pursuant to a separation agreement providing that Mr. McGuire will receive the separation pay and benefits that he is entitled to receive under his employment agreement. Mr. McGuire's employment agreement with the Company, dated as of August 18, 2003, and the first and second amendments thereto, dated as of December 17, 2004 and March 2, 2006, respectively, were filed with the SEC, respectively, as Exhibit 10.5 to Revlon's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2003, filed with the SEC on November 14, 2003, Exhibit 10.36 to Revlon's Current Report on Form 8-K filed with the SEC on December 22, 2004 and Exhibit 10.7 to Revlon's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, filed with the SEC on March 2, 2006.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         REVLON, INC.

                                         By: /s/ Robert K. Kretzman
                                             -----------------------------------
                                         Robert K. Kretzman
                                         Executive Vice President, Chief Legal
                                         Officer, General Counsel and Secretary

Date: October 6, 2006



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